UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 30, 2004

CNL Retirement Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-32607 (Commission File Number)	59-3491443 (IRS Employer Identification No.)

450 South Orange Avenue Orlando, Florida (Address of principal executive offices)	32801 (Zip Code)

        Registrant’s telephone number, including area code: 407-650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Registrant’s Business and Operations

Item 8.01         Other Events

         The following table represents property acquisitions by CNL Retirement Properties, Inc. (the "Company") between the period
July 24, 2004 and August 30, 2004:

                                                         PROPERTY ACQUISITIONS
                                                        Retirement Communities
                                              From July 24, 2004 through August 30, 2004

                                                                                                              Lease Expiration
                                                                        Depreciable Tax        Date             and Renewal                                             Additional
               Property Location                     Purchase Price        Basis (1)          Acquired            Options                Minimum Annual Rent               Rent
-------------------------------------------------    ---------------    -----------------    -----------     -------------------    -------------------------------     ------------

Sakonnet Bay Manor (2)                                $24,679,000         $22,600,000         08/06/04       02/2019; two           $1,925,000 for the first                N/A
(the "Tiverton Property")                                                                                    five-year renewal      lease year; $2,139,000 for
Existing retirement facility                                                                                 options                the second lease year;
                                                                                                                                    $2,340,000 for the third
The Tiverton Property is located in Tiverton,                                                                                       lease year; $2,415,000 for
Rhode Island, 20 miles southeast of downtown                                                                                        the fourth lease year;
Providence, Rhode Island, and includes 95                                                                                           $2,516,000 for the fifth
independent living units, 48 assisted living                                                                                        lease year with increases of
units and 27 skilled nursing units.                                                                                                 3% each lease year thereafter

Bloomington Bickford House (3)                         $7,137,100          $7,200,000         08/24/04       08/2019; two           $733,000 for the first lease            N/A
(the "Bloomington Property")                                                                                 five-year renewal      year; $743,000 for the second
Existing retirement facility                                                                                 options                lease year; $751,000 for the
                                                                                                                                    third lease year; $758,000
The Bloomington Property is located in                                                                                              for the fourth lease year;
Bloomington, Illinois, 150 miles southwest of                                                                                       $805,000 for the fifth lease
Chicago, Illinois, and includes 42 independent                                                                                      year with increases of 2.5%
living units and 23 assisted living units.                                                                                          each lease year thereafter

Champaign Bickford Cottage (3)                         $2,450,500          $2,600,000         08/24/04       08/2019; two           $254,000 for the first lease            N/A
(the "Champaign Property")                                                                                   five-year renewal      year; $258,000 for the second
Existing retirement facility                                                                                 options                lease year; $260,000 for the
                                                                                                                                    third lease year; $263,000
The Champaign Property is located in Champaign,                                                                                     for the fourth lease year;
Illinois, 120 miles south of Chicago, Illinois,                                                                                     $279,000 for the fifth lease
and includes 28 assisted living units.                                                                                              year with increases of 2.5%
                                                                                                                                    each lease year thereafter

                                                                                                              Lease Expiration
                                                                        Depreciable Tax         Date            and Renewal                                             Additional
               Property Location                     Purchase Price        Basis (1)          Acquired            Options                Minimum Annual Rent               Rent
-------------------------------------------------    ---------------    -----------------    -----------     -------------------    -------------------------------     ------------

Davenport Bickford Cottage (3) (4)                     $5,678,200          $5,900,000         08/24/04       08/2019; two           $587,000 for the first lease            N/A
(the "Davenport Property")                                                                                   five-year renewal      year; $596,000 for the second
Existing retirement facility                                                                                 options                lease year; $602,000 for the
                                                                                                                                    third lease year; $608,000
The Davenport Property is located in Davenport,                                                                                     for the fourth lease year;
Iowa on the Mississippi River, and includes 35                                                                                      $645,000 for the fifth lease
assisted living units and seven units for                                                                                           year with increases of 2.5%
residents with Alzheimer’s and related memory                                                                                       each lease year thereafter
disorders.

Macomb Bickford Cottage (3)                            $4,211,600          $4,500,000         08/24/04       08/2019; two           $434,000 for the first lease            N/A
(the "Macomb Property")                                                                                      five-year renewal      year; $440,000 for the second
Existing retirement facility                                                                                 options                lease year; $445,000 for the
                                                                                                                                    third lease year; $449,000
The Macomb Property is located in Macomb,                                                                                           for the fourth lease year;
Illinois, 60 miles southwest of Peoria,                                                                                             $477,000 for the fifth lease
Illinois, and includes 28 assisted living units.                                                                                    year with increases of 2.5%
                                                                                                                                    each lease year thereafter

Marion Bickford Cottage (3) (4)                        $5,754,600          $6,000,000         08/24/04       08/2019; two           $595,000 for the first lease            N/A
(the "Marion Property")                                                                                      five-year renewal      year; $604,000 for the second
Existing retirement facility                                                                                 options                lease year; $610,000 for the
                                                                                                                                    third lease year; $616,000
The Marion Property is located in Marion, Iowa,                                                                                     for the fourth lease year;
a suburb of Cedar Rapids, and includes 31                                                                                           $654,000 for the fifth lease
assisted living units and seven units for                                                                                           year with increases of 2.5%
residents with Alzheimer’s and related memory                                                                                       each lease year thereafter
disorders.

Peoria Bickford House (3)                              $7,768,000          $8,000,000         08/24/04       08/2019; two           $798,000 for the first lease            N/A
(the "Peoria Property")                                                                                      five-year renewal      year; $810,000 for the second
Existing retirement facility                                                                                 options                lease year; $817,000 for the
                                                                                                                                    third lease year; $825,000
The Peoria Property is located in Peoria,                                                                                           for the fourth lease year;
Illinois, 45 miles north of Springfield, and                                                                                        $877,000 for the fifth lease
includes 31 independent living units and 34                                                                                         year with increases of 2.5%
assisted living units.                                                                                                              each lease year thereafter

____________________

FOOTNOTES:

  (1)      Represents the approximate federal income tax basis of the depreciable portion (the building and equipment portion) of each of the properties acquired.  Depreciable tax basis includes a portion of the purchase price plus acquisition costs for properties subject to operating leases.

  (2)      The lease for this property is with an affiliate of WHSLH Realty, which is affiliated with the tenants of the Horizon Bay Portfolio One Properties described in the section of the Company's prospectus dated March 26, 3004 (the "Prospectus") entitled "Business — Property Acquisitions."  The lease for this property contains pooling terms with the leases for the Horizon Bay Portfolio One Properties, meaning that the net operating profits with respect to all of the properties are combined for the purpose of funding rental payments due under each lease.  This property is operated and managed by Horizon Bay Management, L.L.C.

  (3)      In connection with the acquisition of the Bloomington, Champaign, Davenport, Macomb, Marion and Peoria properties, which are hereinafter referred to as the "Eby Portfolio One Properties," the Company may be required to pay an earnout amount.
           The calculation of the earnout amount considers the net operating income for the properties, the Company’s initial investment in the properties and the fair market value of the properties.  In the event an earnout amount is due, the leases will be amended and annual rent will increase accordingly.

  (4)      In connection with the acquisition of the Davenport and Marion properties, the Company assumed $3.5 and $2.9 million, respectively, in existing debt with a commercial lender.  The loans bear interest at a weighted average fixed rate of 7.88%
           and require principal and interest payments until maturity on July 1, 2010 and September 1, 2011, respectively.  In connection with the loans, the Company incurred loan costs of approximately $72,200.

OCCUPANCY RATE AND REVENUE PER UNIT

         The average occupancy rate, the revenue per occupied unit (per diem) and the revenue per available unit (per diem) for the periods during the past five years that the properties have been operational are as follows:

                                                                    Revenue     Revenue
                                                                      per         per
                                             Average Occupancy     Occupied     Available
        Property              Year (1)              Rate              Unit        Unit
-------------------------- ----------- --- ----------------------- ----------- ------------

Tiverton Property                 2001 (2)         93.5%              $ 98.53      $ 92.15
                                  2002             92.4%               100.98        93.26
                                  2003             87.7%               103.09        90.40
                                  2004 (3)         96.7%               101.42        98.04

Bloomington Property              2000 (4)         19.6%              $ 85.20      $ 16.66
                                  2001             46.4%                79.86        37.06
                                  2002             56.5%                76.03        42.99
                                  2003             72.8%                84.10        61.24
                                  2004 (3)         91.2%                94.24        85.96

Champaign Property                2003 (5)         49.3%              $109.93      $ 54.18
                                  2004 (3)         91.8%               107.12        98.37

Davenport Property                1999 (6)         73.6%              $102.62      $ 75.50
                                  2000             97.0%                95.91        93.05
                                  2001             91.7%               100.45        92.08
                                  2002             81.9%               103.53        84.84
                                  2003             94.4%               107.25       101.29
                                  2004 (3)         91.8%               116.46       106.95

Macomb Property                   2003 (5)         58.9%              $109.38      $ 64.46
                                  2004 (3)         98.5%               108.07       106.41

Marion Property                   1999             69.5%              $ 98.14      $ 68.22
                                  2000             95.8%                92.54        88.68
                                  2001             92.1%                98.07        90.32
                                  2002             90.4%               104.64        94.54
                                  2003             99.3%               115.01       114.25
                                  2004 (3)         100.0%              117.60       117.60

Peoria Property                   2000 (4)         28.7%              $ 80.83      $ 23.16
                                  2001             49.7%                75.52        37.57
                                  2002             64.0%                78.18        50.02
                                  2003             84.7%                88.63        75.11
                                  2004 (3)         98.0%                93.07        91.22

(1)      Data represents information for each applicable fiscal year, unless noted otherwise.
(2)      Data for 2001 represents the period July 1, 2001 through December 31, 2001.
(3)      Data for 2004 represents the period January 1, 2004 through July 31, 2004.
(4)      Data for the Bloomington Property represents the period June 17, 2000 through December 31, 2000 and data for the Peoria
                Property represents the period April 24, 2000 through December 31, 2000.
(5)      Data for the Champaign Property represents the period March 1, 2003 through December 31, 2003 and data for the Macomb
                Property represents the period March 12, 2003 through December 31, 2003.
(6)      Data for 1999 represents the period March 6, 1999 through December 31, 1999.

                                                         PROPERTY ACQUISITIONS
                                                       Medical Office Buildings
                                              From July 24, 2004 through August 30, 2004

                                                                      Subject                                                                     Annualized
                          Rentable                                      to                                                                        Base Rent
                           Square                       % Owned by    Ground       Depreciable         Date                      Annualized      Per Occupied       Principal
       Property            Footage     Purchase Price   the Company    Lease      Tax Basis (1)      Acquired      Occupancy      Base Rent      Square Foot       Tenants (2)
-----------------------  ------------  ---------------  ------------  ---------  ----------------  -------------  ------------  --------------  ---------------  --------------

The Birth Place at         34,080       $13,696,201       100.0%         N         $13,900,000       08/24/04          100.0%    $1,147,248         $33.66       Southwest
Southwest General (3)                                                                                                                                            General
(the "San Antonio                                                                                                                                                Hospital, LP
Property")                                                                                                                                                       (4)
Existing
single-tenant medical
office building built
in 1994

The San Antonio
Property is located
in San Antonio, Texas
on the campus of
Mercy Center Hospital.

Bowie Plaza I and          38,716        $1,432,847       100.0%         N         $1,600,000        08/24/04           76.1%     $329,268          $11.18       Odyssey
Plaza II (3)                                                                                                                                                     HealthCare
(the "Baytown                                                                                                                                                    of Baytown
Property")                                                                                                                                                       (5)
Existing multi-tenant
medical office
buildings built in
1979

The Baytown Property
is located in
Baytown, Texas on the
campus of San Jacinto
Methodist Hospital.

                                                                      Subject                                                                     Annualized
                          Rentable                                      to                                                                        Base Rent
                           Square                       % Owned by    Ground       Depreciable         Date                      Annualized      Per Occupied       Principal
       Property            Footage     Purchase Price   the Company    Lease      Tax Basis (1)      Acquired      Occupancy      Base Rent      Square Foot       Tenants (2)
-----------------------  ------------  ---------------  ------------  ---------  ----------------  -------------  ------------  --------------  ---------------  --------------

Brentwood Medical          104,384      $15,695,693       100.0%         Y             N/A           08/24/04         (6)            (6)             (6)         Mt.
Center (3) (6)                                                                                                                                                   Diablo/John
(the "Walnut Creek                                                                                                                                               Muir
Property")                                                                                                                                                       Hospital
Multi-tenant medical                                                                                                                                             System (7)
office building
currently under
construction

The Walnut Creek
Property is located
in Walnut Creek,
California 15 miles
from the campus of
Mt. Diablo/John Muir
Hospital.

Burns Professional         14,680        $2,454,532       100.0%         Y         $2,700,000        08/24/04          100.0%     $252,312          $17.19       Fannin
Building (3)                                                                                                                                                     Regional
(the "Blue Ridge                                                                                                                                                 Hospital,
Property")                                                                                                                                                       Inc. (8)
Existing multi-tenant
medical office
building built in 2002

The Blue Ridge
Property is located
in Blue Ridge,
Georgia on the campus
of Fannin Regional
Hospital.

                                                                      Subject                                                                     Annualized
                          Rentable                                      to                                                                        Base Rent
                           Square                       % Owned by    Ground       Depreciable         Date                      Annualized      Per Occupied       Principal
       Property            Footage     Purchase Price   the Company    Lease      Tax Basis (1)      Acquired      Occupancy      Base Rent      Square Foot       Tenants (2)
-----------------------  ------------  ---------------  ------------  ---------  ----------------  -------------  ------------  --------------  ---------------  --------------

Durant Medical Center      60,565        $8,735,146        70.0%         Y         $9,300,000        08/30/04          100.0%     $863,051          $14.25       Medical
(3)                                                                                                                                                              Center of
(the "Durant                                                                                                                                                     Southeastern
Property")                                                                                                                                                       Oklahoma (9)
Existing multi-tenant
medical office
building built in 1997

The Durant Property
is located in Durant,
Oklahoma on the
campus of the Medical
Center of
Southeastern Oklahoma.
Eagle Creek Medical        42,406        $3,477,395       100.0%         Y         $3,700,000        08/24/04           96.4%     $487,224          $11.92       New
Plaza (3)                                                                                                                                                        Lexington
(the "Lexington II                                                                                                                                               Clinic,
Property")                                                                                                                                                       P.S.C.;
Existing multi-tenant                                                                                                                                            Retina &
medical office                                                                                                                                                   Vitreous
building built in 1982                                                                                                                                           Associates
                                                                                                                                                                 of Kentucky,
The Lexington II                                                                                                                                                 P.S.C.;
Property is located                                                                                                                                              Family
in Lexington,                                                                                                                                                    Practice
Kentucky on the                                                                                                                                                  Associates
campus of Saint                                                                                                                                                  of
Joseph Hospital East.                                                                                                                                            Lexington,
                                                                                                                                                                 P.S.C. (10)

Elgin Medical Office       44,400        $6,585,104       100.0%         Y         $7,100,000        08/24/04           80.8%     $854,604          $23.83       Provena
Building I (3)                                                                                                                                                   Health
(the "Elgin I                                                                                                                                                    System (11)
Property")
Existing multi-tenant
medical office
building built in 1997

The Elgin I Property
is located in Elgin,
Illinois on the
campus of Provena
Saint Joseph Hospital.

                                                                      Subject                                                                     Annualized
                          Rentable                                      to                                                                        Base Rent
                           Square                       % Owned by    Ground       Depreciable         Date                      Annualized      Per Occupied       Principal
       Property            Footage     Purchase Price   the Company    Lease      Tax Basis (1)      Acquired      Occupancy      Base Rent      Square Foot       Tenants (2)
-----------------------  ------------  ---------------  ------------  ---------  ----------------  -------------  ------------  --------------  ---------------  --------------

Elgin Medical Office       45,897        $6,944,186       100.0%         Y         $7,400,000        08/24/04           94.1%     $990,492          $22.94       Provena
Building II (3)                                                                                                                                                  Health
(the "Elgin II                                                                                                                                                   System; Fox
Property")                                                                                                                                                       Valley
Existing multi-tenant                                                                                                                                            Orthopedic
medical office                                                                                                                                                   Institute
building built in 2001                                                                                                                                           (12)

The Elgin II Property
is located in Elgin,
Illinois on the
campus of Provena
Saint Joseph Hospital.

Heartland Regional         72,245       $10,298,740        70.0%         N         $10,900,000       08/24/04           98.2%    $1,033,104         $14.56       Marion
Medical Office                                                                                                                                                   Memorial
Building (3)                                                                                                                                                     Hospital (13)
(the "Marion
Property")
Existing multi-tenant
medical office
building built in 2002

The Marion Property
is located in Marion,
Illinois on the
campus of Marion
Memorial Hospital.

Lake Granbury Medical      33,840        $6,765,720       100.0%         Y         $7,200,000        08/24/04           92.8%     $577,548          $18.40       Granbury
Center (3)                                                                                                                                                       Hospital
(the "Granbury                                                                                                                                                   Corporation
Property")                                                                                                                                                       (14)
Existing multi-tenant
medical office
building built in 2001

The Granbury Property
is located in
Granbury, Texas
located on the campus
of Lake Granbury
Medical Center.

The Medical Offices        44,450        $8,758,650       100.0%         Y         $9,300,000        08/24/04          100.0%     $687,192          $15.46       Central
at Central                                                                                                                                                       Mississippi
Mississippi Medical                                                                                                                                              Medical
Center (3)                                                                                                                                                       Center (15)
(the "Jackson Center
I Property")
Existing
single-tenant medical
office building built
in 2002

The Jackson Center I
Property is located
in Jackson,
Mississippi on the
campus of Central
Mississippi Medical
Center.

The Medical Offices        42,050         $142,100        70.0%          Y             N/A           08/30/04        (16)           (16)             (16)        Central
at Central                                                                                                                                                       Mississippi
Mississippi Medical                                                                                                                                              Medical
Center (3) (16)                                                                                                                                                  Center (17)
(the "Jackson Center
II Property")
Single-tenant medical
office building to be
constructed

The Jackson Center II
Property is located
in Jackson,
Mississippi on the
campus of Central
Mississippi Medical
Center.

                                                                      Subject                                                                     Annualized
                          Rentable                                      to                                                                        Base Rent
                           Square                       % Owned by    Ground       Depreciable         Date                      Annualized      Per Occupied       Principal
       Property            Footage     Purchase Price   the Company    Lease      Tax Basis (1)      Acquired      Occupancy      Base Rent      Square Foot       Tenants (2)
-----------------------  ------------  ---------------  ------------  ---------  ----------------  -------------  ------------  --------------  ---------------  --------------

MedPlex B at Sand          32,081        $5,626,751       100.0%         N         $4,600,000        08/24/04           62.5%     $361,500          $18.02       Orlando
Lake Commons (3)                                                                                                                                                 Regional
(the "Orlando MedPlex                                                                                                                                            Healthcare
Property")                                                                                                                                                       System,
Existing multi-tenant                                                                                                                                            Inc.;
medical office                                                                                                                                                   Orlando
building built in 1988                                                                                                                                           Orthopaedic
                                                                                                                                                                 Center,
The Orlando MedPlex                                                                                                                                              M.D., P.A.
Property is located                                                                                                                                              (18)
in Orlando, Florida
on the campus of
Orlando Regional Sand
Lake Hospital.

NASA Parkway Medical       48,200        $8,464,600        88.0%         Y         $9,000,000        08/24/04           69.3%     $632,112          $18.92       CHRISTUS St.
Office Building (3)                                                                                                                                              John
(the "Nassau Bay                                                                                                                                                 Hospital (19)
Property")
Existing multi-tenant
medical office
building built in 2003

The Nassau Bay
Property is located
in Nassau Bay, Texas
on the campus of
CHRISTUS St. John
Hospital.

North Alvernon             112,632      $12,218,959       100.0%         N         $10,600,000       08/24/04           81.2%    $1,314,264         $14.38       Carondelet
Medical Center (3)                                                                                                                                               Health
(the "Tucson I                                                                                                                                                   Network;
Property")                                                                                                                                                       Sanora Quest
Existing multi-tenant                                                                                                                                            Laboratories,
medical office                                                                                                                                                   LLC (20)
building built in 1986

The Tucson I Property
is located in Tucson,
Arizona three miles
from the campus of
St. Joseph’s Hospital.

                                                                      Subject                                                                     Annualized
                          Rentable                                      to                                                                        Base Rent
                           Square                       % Owned by    Ground       Depreciable         Date                      Annualized      Per Occupied       Principal
       Property            Footage     Purchase Price   the Company    Lease      Tax Basis (1)      Acquired      Occupancy      Base Rent      Square Foot       Tenants (2)
-----------------------  ------------  ---------------  ------------  ---------  ----------------  -------------  ------------  --------------  ---------------  --------------

Orlando Professional       17,092        $1,300,000       100.0%         N         $1,000,000        08/24/04           96.5%     $256,740          $15.56       Orlando
Center I (3)                                                                                                                                                     Regional
(the "Orlando I                                                                                                                                                  Healthcare
Property")                                                                                                                                                       System,
Existing multi-tenant                                                                                                                                            Inc.; Pantas
medical office                                                                                                                                                   Law Firm,
building built in 1963                                                                                                                                           P.A. (21)

The Orlando I
Property is located
in Orlando, Florida
on the campus of
Orlando Regional
Medical Center.

Orlando Professional       27,957        $3,244,243       100.0%         N         $2,300,000        08/24/04           94.1%     $428,340          $16.28       Orlando
Center II (3)                                                                                                                                                    Regional
(the "Orlando II                                                                                                                                                 Healthcare
Property")                                                                                                                                                       System,
Existing multi-tenant                                                                                                                                            Inc.;
medical office                                                                                                                                                   Children’s
building built in 1969                                                                                                                                           Specialty
                                                                                                                                                                 Care Center,
The Orlando II                                                                                                                                                   P.A. (22)
Property is located
in Orlando, Florida
on the campus of
Orlando Regional
Medical Center.

Oviedo Medical Center      68,930        $8,450,822       100.0%         N         $8,300,000        08/24/04           75.7%     $917,736          $20.71       Orlando
(3)                                                                                                                                                              Regional
(the "Oviedo                                                                                                                                                     Healthcare
Property")                                                                                                                                                       System,
Existing multi-tenant                                                                                                                                            Inc.;
medical office                                                                                                                                                   Interlachen
building built in 1997                                                                                                                                           Pediatrics,
                                                                                                                                                                 Inc. (23)
The Oviedo Property
is located in Oviedo,
Florida 17 miles from
Orlando Regional
Medical Center.

                                                                      Subject                                                                     Annualized
                          Rentable                                      to                                                                        Base Rent
                           Square                       % Owned by    Ground       Depreciable         Date                      Annualized      Per Occupied       Principal
       Property            Footage     Purchase Price   the Company    Lease      Tax Basis (1)      Acquired      Occupancy      Base Rent      Square Foot       Tenants (2)
-----------------------  ------------  ---------------  ------------  ---------  ----------------  -------------  ------------  --------------  ---------------  --------------

Parker Adventist           83,704       $15,189,950       100.0%         Y         $16,100,000       08/24/04           77.2%    $1,111,896         $17.20       Portercare
Professional Building                                                                                                                                            Adventist
(3)                                                                                                                                                              Health
(the "Parker                                                                                                                                                     System (24)
Property")
Existing multi-tenant
medical office
building built in 2004

The Parker Property
is located in Parker,
Colorado on the
campus of Parker
Adventist Hospital.

Physicians East and        54,874        $4,404,548        70.0%         Y         $4,700,000        08/24/04           94.1%     $460,392          $8.92        Lancaster
Physicians West (3)                                                                                                                                              General
(the "Lancaster                                                                                                                                                  Hospital,
Property")                                                                                                                                                       Inc. (25)
Existing multi-tenant
medical office
buildings built in
1982

The Lancaster
Property is located
in Lancaster, Texas
on the campus of the
Medical Center at
Lancaster.

Provena Mercy              26,806        $3,108,619       100.0%         Y         $3,400,000        08/24/04           91.4%     $455,208          $18.59       Fox Valley
Professional Office                                                                                                                                              Women’s
Building (3)                                                                                                                                                     Health
(the "Aurora Mercy                                                                                                                                               Partners;
Property")                                                                                                                                                       Ronald
Existing multi-tenant                                                                                                                                            Wolfson,
medical office                                                                                                                                                   M.D.; Jerry
building built in 1985                                                                                                                                           E. Mitchell,
                                                                                                                                                                 M.D. (26)
The Aurora Mercy
Property is located
in Aurora, Illinois
on the campus of
Mercy Center Hospital.

                                                                      Subject                                                                     Annualized
                          Rentable                                      to                                                                        Base Rent
                           Square                       % Owned by    Ground       Depreciable         Date                      Annualized      Per Occupied       Principal
       Property            Footage     Purchase Price   the Company    Lease      Tax Basis (1)      Acquired      Occupancy      Base Rent      Square Foot       Tenants (2)
-----------------------  ------------  ---------------  ------------  ---------  ----------------  -------------  ------------  --------------  ---------------  --------------

River Oaks                 45,704        $7,388,276       100.0%         Y         $7,900,000        08/24/04          100.0%     $678,708          $14.85       River Oaks
Professional Center                                                                                                                                              Hospital (27)
(3)
(the "Jackson
Property")
Existing
single-tenant medical
office  built in 2003

The Jackson Property
is located in
Jackson, Mississippi
on the campus of
River Oaks Health
System.

Sand Lake Physicians       13,999        $2,275,000       100.0%         Y         $2,500,000        08/24/04          100.0%     $263,112          $18.80       Orlando
Office Building (3)                                                                                                                                              Regional
(the "Orlando Sand                                                                                                                                               Healthcare
Lake Property")                                                                                                                                                  System,
Existing multi-tenant                                                                                                                                            Inc.;
medical office                                                                                                                                                   Greater
building built in 1985                                                                                                                                           Orlando
                                                                                                                                                                 Neurosurgery
The Orlando Sand Lake                                                                                                                                            & Spine,
Property is located                                                                                                                                              P.A. (28)
in Orlando, Florida
on the campus of
Orlando Regional Sand
Lake Hospital.

Santa Rosa Medical         36,735        $8,360,312       100.0%         Y         $8,900,000        08/24/04          100.0%     $639,192          $17.40       HMA Santa
Office Building (3)                                                                                                                                              Rosa Medical
(the "Milton                                                                                                                                                     Center, Inc.
Property")                                                                                                                                                       (29)
Existing multi-tenant
medical office
building built in 2003

The Milton Property
is located in Milton,
Florida on the campus
of Santa Rosa Medical
Center.

                                                                      Subject                                                                     Annualized
                          Rentable                                      to                                                                        Base Rent
                           Square                       % Owned by    Ground       Depreciable         Date                      Annualized      Per Occupied       Principal
       Property            Footage     Purchase Price   the Company    Lease      Tax Basis (1)      Acquired      Occupancy      Base Rent      Square Foot       Tenants (2)
-----------------------  ------------  ---------------  ------------  ---------  ----------------  -------------  ------------  --------------  ---------------  --------------

South Seminole             35,266        $4,590,108       100.0%         Y         $4,900,000        08/24/04           91.8%     $450,708          $13.92       Orlando
Medical Office                                                                                                                                                   Regional
Building II (3)                                                                                                                                                  Healthcare
(the "Longwood I                                                                                                                                                 System,
Property")                                                                                                                                                       Inc.;
Existing multi-tenant                                                                                                                                            Orlando
medical office                                                                                                                                                   Orthopaedic
building built in 1987                                                                                                                                           Center,
                                                                                                                                                                 M.D., P.A.
The Longwood I                                                                                                                                                   (30)
Property is located
in Longwood, Florida
on the campus of
Orlando Regional
South Seminole
Hospital.

South Seminole             23,139        $2,450,000       100.0%         N         $2,300,000        08/24/04          100.0%     $274,092          $11.85       Orlando
Medical Office                                                                                                                                                   Regional
Building III (3)                                                                                                                                                 Healthcare
(the "Longwood II                                                                                                                                                System,
Property")                                                                                                                                                       Inc.;
Existing multi-tenant                                                                                                                                            Physician
medical office                                                                                                                                                   Associates
building built in 1993                                                                                                                                           LLC (31)

The Longwood II
Property is located
in Longwood, Florida
on the campus of
Orlando Regional
South Seminole
Hospital.

                                                                      Subject                                                                     Annualized
                          Rentable                                      to                                                                        Base Rent
                           Square                       % Owned by    Ground       Depreciable         Date                      Annualized      Per Occupied       Principal
       Property            Footage     Purchase Price   the Company    Lease      Tax Basis (1)      Acquired      Occupancy      Base Rent      Square Foot       Tenants (2)
-----------------------  ------------  ---------------  ------------  ---------  ----------------  -------------  ------------  --------------  ---------------  --------------

Saint Joseph East          73,600       $10,888,995        95.3%         Y         $11,600,000       08/24/04           56.8%     $669,456          $16.02       Saint Joseph
Office Park (3)                                                                                                                                                  Healthcare,
(the "Lexington I                                                                                                                                                Inc. (32)
Property")
Existing multi-tenant
medical office
building built in 2003

The Lexington I
Property is located
in Lexington,
Kentucky on the
campus of Saint
Joseph Hospital East.

St. Joseph’s Medical       87,946        $9,641,927       100.0%         Y         $10,200,000       08/24/04           75.3%    $1,401,888         $21.17       Clara Vista
Plaza (3)                                                                                                                                                        Medical
(the "Tucson II                                                                                                                                                  Associates,
Property")                                                                                                                                                       Inc.;
Existing multi-tenant                                                                                                                                            Innovative
medical office                                                                                                                                                   Practice
building built in 1986                                                                                                                                           Concepts,
                                                                                                                                                                 Inc.;
The Tucson II                                                                                                                                                    Vitreo-Retinal
Property is located                                                                                                                                              Associates
in Tucson, Arizona on                                                                                                                                            Southwest,
the campus of St.                                                                                                                                                P.C. (33)
Joseph’s Hospital.
                         ------------  ---------------                           ----------------                               --------------

Total                     1,366,378     $192,589,424                              $181,400,000                                   $17,537,387
                         ============  ===============                           ================                 ------------  ==============  ---------------

Weighted Average                                                                                                        85.7%                       $16.77
                                                                                                                  ============                  ===============

____________________

FOOTNOTES:

(1)      Represents the approximate federal income tax basis of the depreciable portion (the building and equipment portion) of each of the properties acquired.  Depreciable tax basis includes a portion of the purchase price plus acquisition costs for properties subject to operating leases.

(2)      Represents tenants leasing 10% or more of the building’s rentable square footage.

(3)      Information is provided as of June 1, 2004.

(4)      Southwest General Hospital, LP is the sole tenant of the building and leases 34,080 square feet with annual base rent of
         $1,147,248 which increases annually based on the lesser of the consumer price index or 3.9%.  The lease expires on December
         31, 2015, and the tenant pays all operational expenses.

(5)      Odyssey HealthCare of Baytown leases 4,628 square feet on a gross basis, with annual base rent of $61,092.  The lease expires on August 31, 2008.  Tenancy in the building is a mix of physician practices.  The other tenants lease on a gross basis and certain leases require the tenants to pay their proportionate share of operational expenses above base expenses.
         All tenants’ base rents increase annually based on either the consumer price index or a fixed amount.

(6)      The Walnut Creek Property is currently being constructed and is expected to open in December 2004.  As of June 1, 2004,
         84.5% of the building’s rentable square footage had been pre-leased with annualized base rent aggregating $2.1 million, or $24.20 per occupied square foot.  The estimated completed cost for the property is $28,000,000.

(7)      Mt. Diablo/John Muir Hospital System has pre-leased a total of 82.4% of the building’s rentable square footage on a triple-net basis with an aggregate annual base rent of $2,082,408 which increases by 3% annually.  The lease terms are between five and ten years.  Another tenant has pre-leased 2,192 square feet on a triple-net lease basis.

(8)      Fannin Regional Hospital, Inc. is the sole tenant of the building and leases 14,680 square feet with annual base rent of
         $252,312 which increases by 2% annually.  The lease expires on March 31, 2017, and the tenant pays all operational expenses.

(9)      Medical Center of Southeastern Oklahoma is the sole tenant of the building and leases 60,565 square feet with annual base rent of $863,051. The lease expires in 2019, and the tenant is responsible for all operational expenses.

(10)     New Lexington Clinic, P.S.C. leases a total of 8,681 square feet with an aggregate annual base rent of $104,736 which increases annually based on the consumer price index, but not less than 2% nor more than 4%.  The leases expire between May
         2006 and June 2009.  New Lexington Clinic, P.S.C. is responsible for their proportionate share of taxes, utilities and janitorial expenses.  Retina & Vitreous Associates of Kentucky, P.S.C. leases 8,265 square feet with annual base rent of
         $97,896 which increases annually based on the consumer price index, but not less than 1% nor more than 5%.  The lease expires on June 18, 2006.  Retina & Vitreous Associates of Kentucky, P.S.C. is responsible for janitorial expenses only.
         Family Practice Associates of Lexington, P.S.C. leases 4,279 square feet with annual base rent of $50,712 which increases annually based on the consumer price index, but not less than 2% nor more than 7%.  The lease expires on April 30, 2005.
         Family Practice Associates of Lexington, P.S.C. is only responsible for their proportionate share of taxes, utilities and janitorial expenses.  Tenancy in the building is a mix of physician practices.  Other tenants lease space on a gross basis and pay their proportionate share of taxes, utilities and janitorial expenses, and base rents increase annually based on the consumer price index, but in no case more than 7%.

(11)     Provena Health System leases a total of 21,613 square feet with an aggregate annual base rent of $505,464 of which a portion increases annually by 2.75%.  The leases expire between April 2005 and October 2013, and include gross leases and a triple-net lease.  Tenancy in the building is a mix of physician practices.  Other tenants lease on a gross basis and base rents increase at a rate of 2.75% or 3% annually.

(12)     Provena Health System leases a total of 13,072 square feet with an aggregate annual base rent of $237,792 of which a portion increases annually by 2.75%.  The leases expire between April 2005 and October 2008, and include gross leases and a triple-net lease.  Fox Valley Orthopedic Institute leases 10,342 square feet on a gross basis with annual base rent of
         $258,036 which increases by 2.75% annually.  The lease expires on January 31, 2006.  Tenancy in the building is a mix of physician practices.  Other tenants lease on a gross basis and base rents increase at a rate of 2.75% or 4% annually.

(13)     Marion Memorial Hospital leases a total of 42,711 square feet with an aggregate annual base rent of $682,824.  One of the two leases with Marion Memorial Hospital increases on December 1, 2008 by the amount, if any, of the cumulative increase in the consumer price index for lease years one through five and at the beginning of the following lease year and each year thereafter, the amount shall be increased by the change in the consumer price index.  The other lease increases annually based on the consumer price index.  The leases expire on November 30, 2012 and November 30, 2017, respectively.  Tenancy in the building is a mix of physician practices.  All of the tenants pay their proportionate share of operational expenses.
         Other tenants’ base rents remain constant.

(14)     Granbury Hospital Corporation leases a total of 31,394 square feet on a triple-net basis with an aggregate annual base rent of $577,548 with annual increases ranging from 2% to 3.5%.  The leases expire between December 2011 and December 2016.

(15)     Central Mississippi Medical Center is the sole tenant of the building and leases 44,450 square feet with an annual base rent of $687,192 which increases annually based on the consumer price index not to exceed 5% per year.  The lease expires on
         January 31, 2017, and the tenant pays all operational expenses.

(16)     The Jackson Center II Property is scheduled to begin construction in September 2004 and is expected to be completed in
         April 2005.  Central Mississippi Medical Center has entered into a triple-net lease relating to this property and is expected to occupy 100% of the building’s rentable square footage upon completion of construction.  The estimated completed cost for the property is $6,551,000.

(17)     Central Mississippi Medical Center has pre-leased 100% of the building’s rentable square footage with an annual base rent of
         $637,058 which will increase annually based on the consumer price index not to exceed 5% per year.  The lease terms are ten years each.  Central Mississippi Medical Center will pay all operational expenses.

(18)     Orlando Regional Healthcare System, Inc. leases a total of 8,303 square feet with an aggregate annual base rent of $160,344 which increases annually based on the consumer price index, not to exceed 3% per year measured on a cumulative basis so that the total consumer price index increases shall not be more than 9% in any given 3-year period.  The leases expire on July
         31, 2012.  Orlando Orthopaedic Center, M.D., P.A. leases 5,682 square feet with annual base rent of $68,244.  The lease expires on June 30, 2006.  Tenancy in the building is a mix of physician practices.  All of the tenants lease on a triple-net basis.

(19)     CHRISTUS St. John Hospital leases a total of 23,777 square feet with an aggregate annual base rent of $458,700.  The leases expire on September 30, 2013.  Tenancy in the building is a mix of physician practices.  All of the tenants lease on a triple-net basis and base rents increase by 3% annually.

(20)     Carondelet Health Network leases a total of 55,829 square feet on a triple-net basis with an aggregate annual base rent of
         $641,640 which increases annually by 3% in years two through seven and by 2% in years eight through ten.  The leases expire on December 31, 2011 and June 30, 2013.  Sanora Quest Laboratories, LLC leases a total of 16,567 square feet with an aggregate annual base rent of $322,872.  The first lease increases annually by 4% and the second lease increases annually based on the consumer price index.  Both leases expire on August 31, 2005.  Sanora Quest Laboratories, LLC pays their proportionate share of operational expenses above base expenses.  Tenancy in the building is a mix of physician practices.
         The other tenants lease on a gross basis and certain leases require the tenants to pay their proportionate share of operational expenses above base expenses.  Base rents periodically increase based on the consumer price index.

(21)     Orlando Regional Healthcare System, Inc. leases a total of 8,797 square feet on a triple-net basis with an aggregate annual base rent of $108,288 which increases annually based on the consumer price index, not to exceed 3% per year measured on a cumulative basis so that the total consumer price index increases shall not be more than 9% in any given 3-year period.  The first lease expires on October 31, 2006 and the second lease expires on July 31, 2012.  Pantas Law Firm, P.A. leases 2,680 square feet on a gross basis with an annual base rent of $50,916 which increases by 3% annually.  The lease expires on
         October 31, 2006.  Tenancy in the building primarily is a mix of physician practices.  Other tenants lease on a gross basis and base rents increase periodically during the lease terms.

(22)     Orlando Regional Healthcare System, Inc. leases a total of 12,566 square feet on a triple-net basis with an aggregate annual base rent of $160,224 which increases annually based on the consumer price index, not to exceed 3% per year measured on a cumulative basis so that the total consumer price index increases shall not be more than 9% in any given 3-year period.  Two of the leases expire on July 31, 2005 and the remaining leases expire on July 31, 2012.  Children’s Specialty Care Center,
         P.A. leases 3,020 square feet on a gross basis with an annual base rent of $58,884 which increases by 3% annually.  The lease expires on August 31, 2008.  Tenancy in the building is primarily a mix of physician practices.  Other tenants lease on a gross basis and base rents increase by 3% annually, except for one lease with a fixed base rent throughout the lease term.

(23)     Orlando Regional Healthcare System, Inc. leases 14,361 square feet on a triple-net basis with an annual base rent of
         $179,508 which increases annually based on the consumer price index, not to exceed 3% per year measured on a cumulative basis so that the total consumer price index increases shall not be more than 9% in any given 3-year period.  The lease expires on July 31, 2007.  Interlachen Pediatrics, Inc. leases 7,319 square feet on a gross basis with an annual base rent of $86,148 which increases annually based on the consumer price index not to exceed 4%.  The lease expires on August 31,
         2006.  Tenancy in the building is a mix of physician practices.  Other tenants lease on a gross basis and base rents increase by 3% annually or increase based on the consumer price index not to exceed 4%.

(24)     Portercare Adventist Health System leases a total of 20,715 square feet with an aggregate annual base rent of $387,360 which increases by 3% annually.  The leases expire between July 31, 2014 and June 30, 2019.  Tenancy in the building is a mix of physician practices.  All of the tenants lease on a triple-net basis.  Other tenants’ base rents increase by 3% or 4%
         annually.

(25)     Lancaster General Hospital, Inc. leases 24,368 square feet with an annual base rent of $224,676 which increases by 2.25%
         annually.  The lease expires on November 30, 2015.  Tenancy in the building is a mix of physician practices.  All of the tenants lease on a triple-net basis.  Other tenants’ base rents increase periodically during the lease terms.

(26)     Fox Valley Women’s Health Partners leases 5,158 square feet with an annual base rent of $100,584 which increases by 2%
         annually.  The lease expires on January 31, 2014.  Ronald Wolfson, M.D. leases 3,038 square feet with an annual base rent of
         $59,520 which does not increase.  The lease expires on August 31, 2007.  Jerry E. Mitchell, M.D. leases 2,915 square feet with an annual base rent of $55,572 which increases by 2.5% annually.  The lease expires on March 30, 2008.  Tenancy in the building is a mix of physician practices.  With the exception of one tenant, all tenants pay their proportionate share of operational expenses above Base Expenses.  Other tenants’ annual base rent increase by 2% annually except for one tenant whose rent does not increase.

(27)     River Oaks Hospital is the sole tenant of the building and leases 45,704 square feet with an annual base rent of $678,708 which increases based on the consumer price index not to exceed 5% per year.  The lease expires on June 30, 2018, and the tenant pays all operational expenses.

(28)     Orlando Regional Healthcare System, Inc. leases 11,601 square feet with an annual base rent of $217,548 which increases annually based on the consumer price index, not to exceed 3% per year measured on a cumulative basis so that the total consumer price index increases shall not be more than 9% in any given 3-year period.  The lease expires on July 31, 2012.
         Greater Orlando Neurosurgery & Spine, P.A. leases 2,398 square feet for one year with an annual base rent of $45,564.  The lease expires on February 28, 2005, and both tenants lease on a triple-net basis.

(29)     HMA Santa Rosa Medical Center, Inc. leases 36,735 square feet with an annual base rent of $639,192 which increases annually based on the consumer price index not to exceed 5% per year.  The lease expires on June 30, 2018.  HMA Santa Rosa Medical
         Center, Inc. is the sole tenant of the building and pays all operational expenses.

(30)     Orlando Regional Healthcare System, Inc. leases a total of 7,211 square feet with an aggregate annual base rent of $118,176 which increases annually based on the consumer price index, not to exceed 3% per year measured on a cumulative basis so that the total consumer price index increases shall not be more than 9% in any given 3-year period.  The lease expires on July
         31, 2012.  Orlando Orthopaedic Center, M.D., P.A. leases 4,695 square feet with an annual base rent of $72,780 which increases by 3% annually.  The lease expires on October 31, 2010.  Tenancy in the building is a mix of physician practices.
         All tenants lease on a triple-net basis.  Other tenants’ annual base rents increase annually by either the consumer price index or 3% per year.

(31)     Orlando Regional Healthcare System, Inc. leases 10,100 square feet with an annual base rent of $119,640.  Physician
         Associates LLC leases 13,039 square feet with an annual base rent of $154,452.  The leases expire on July 31, 2007.  Both tenants lease on a triple-net basis and base rents increase by 3% annually.

(32)     Saint Joseph Healthcare, Inc. leases 29,744 square feet with an annual base rent of $493,752 which increases by 2% annually for years one through ten.  There are no base rent increases in years 11-15.  The lease expires on November 30, 2018.
         Tenancy in the building is a mix of physician practices.  All tenants lease on a triple-net basis and base rents increase by
         2.5% annually.

(33)     Clara Vista Medical Associates, Inc. leases 8,419 square feet with an annual base rent of $187,572 which increases by 3%
         annually.  The lease expires on January 31, 2008.  Clara Vista Medical Associates, Inc. pays their proportionate share of operational expenses above base expenses.  Innovative Practice Concepts, Inc. leases 9,199 square feet with an annual base rent of $177,264 which increases to $190,256 on February 1, 2005 and $203,228 on February 1, 2007.  The lease expires on
         January 31, 2009.  Innovative Practice Concepts, Inc. pays their proportionate share of operational expenses above base expenses.  Vitreo-Retinal Associates Southwest, P.C. leases 9,013 square feet on a triple-net basis with an annual base rent of $194,952 which increases to $200,810 on October 1, 2004, $206,848 on October 1, 2005 and $213,067 on October 1, 2006.
         The lease expires on September 30, 2007.  Tenancy in the building is a mix of physician practices.  Other tenants pay their proportionate share of operational expenses above base expenses and base rents increase periodically during the lease terms.

         In addition, on August 24, 2004, the Company purchased a 55% ownership interest in The DASCO Companies, L.L.C., a development and management company, for $5,680,000.  The DASCO Companies, L.L.C. is the property manager for the 28 medical office buildings.

         The following table contains information regarding the expiration schedule of lease agreements pertaining to space in the medical office buildings that the Company has acquired based on leases in place as of June 1, 2004:

                                                                         Total                                Percentage of
                                                                        Square                                 Gross Base
                                                       Number of        Feet of         Annual Base Rent        Rents on
                                                       Expiring        Expiring          of Expiring            Expiring
           Property                     Year            Leases          Leases            Leases (1)             Leases
-------------------------------    ---------------    -----------    ------------    -------------------    ---------------

Aurora Mercy Property                 2005              1                 5,617           $ 89,136             19.6%
                                      2006              1                   439              9,228              2.0%
                                      2007              2                 5,016             97,104             21.3%
                                      2008              4                 8,259            159,156             35.0%
                                  2009 - 2013           –                     –                  –                 –
                                      2014              1                 5,158            100,584             22.1%

Baytown Property                      2005              2                 4,184             44,808             13.6%
                                      2006              5                 6,917             84,648             25.7%
                                      2007              4                 7,050             67,776             20.6%
                                      2008              2                 6,396             79,128             24.0%
                                      2009              –                     –                  –                 –
                                      2010              1                 1,804             19,476              5.9%
                                  2011 - 2012           –                     –                  –                 –
                                      2013              1                 3,096             33,432             10.2%

Blue Ridge Property                   2017              1                14,680            252,312            100.0%

Durant Property                       2019              1                60,565            863,051            100.0%

Elgin I Property                      2004              6                11,206            238,896             28.0%
                                      2005              –                     –                  –                 –
                                      2006              2                 5,945            148,008             17.3%
                                      2007              –                     –                  –                 –
                                      2008              5                 9,408            235,200             27.5%
                                  2009 - 2012           –                     –                  –                 –
                                      2013              1                 9,300            232,500             27.2%

Elgin II Property                     2004              1                 2,290             16,092              1.6%
                                      2005              3                 5,126             80,304              8.1%
                                      2006              5                18,714            463,128             46.8%
                                      2007              4                 8,166            210,492             21.2%
                                      2008              4                 8,884            220,476             22.3%

Granbury Property                     2011              1                 2,200             39,156              6.8%
                                      2012              2                 3,790             67,092             11.6%
                                  2013 - 2015           –                     –                  –                 –
                                      2016              6                25,404            471,300             81.6%

Jackson Center I Property             2017              1                44,450            687,192            100.0%

                                                                         Total                                Percentage of
                                                                        Square                                 Gross Base
                                                       Number of        Feet of         Annual Base Rent        Rents on
                                                       Expiring        Expiring          of Expiring            Expiring
           Property                     Year            Leases          Leases            Leases (1)             Leases
-------------------------------    ---------------    -----------    ------------    -------------------    ---------------

Jackson Center II Property (2)        2020              1                42,050          $ 637,058            100.0%

Jackson Property                      2018              1                45,704            678,708             100.0%

Lancaster Property                    2004              2                 3,370             28,920               6.3%
                                      2005              8                13,554            115,152              25.0%
                                      2006              2                 2,736             26,004               5.6%
                                      2007              4                 6,181             52,260              11.4%
                                      2008              –                     –                  –                  –
                                      2009              1                 1,408             13,380               2.9%
                                  2010 - 2014           –                     –                  –                  –
                                      2015              3                24,368            224,676              48.8%

Lexington I Property                  2013              2                 6,883            100,500              15.0%
                                      2014              1                 5,151             75,204              11.2%
                                  2015 - 2017           –                     –                  –                  –
                                      2018              1                29,744            493,752              73.8%

Lexington II Property                 2004              2                 5,533             63,156              12.9%
                                      2005              2                12,544            148,608              30.5%
                                      2006              6                13,936            161,988              33.2%
                                      2007              2                 3,024             40,296               8.3%
                                      2008              –                     –                  –                  –
                                      2009              2                 3,606             46,092               9.5%
                                      2010              –                     –                  –                  –
                                      2011              1                 2,220             27,084               5.6%

Longwood I Property                   2004              3                 6,913             65,460              14.5%
                                      2005              2                 6,779             92,100              20.4%
                                      2006              1                 3,552             55,056              12.2%
                                  2007 - 2008           –                     –                  –                  –
                                      2009              1                 2,848             41,292               9.2%
                                      2010              2                 4,695             72,780              16.1%
                                      2011              –                     –                  –                  –
                                      2012              2                 3,659             63,120              14.1%
                                      2013              –                     –                  –                  –
                                      2014              1                 3,929             60,900              13.5%

Longwood II Property                  2007              2                23,139            274,092             100.0%

Marion Property                       2008              11               23,281            288,684              27.9%
                                      2009              2                 4,968             61,596               6.0%
                                  2010 - 2011           –                     –                  –                  –
                                      2012              1                11,111            126,660              12.3%
                                  2013 - 2016           –                     –                  –                  –
                                      2017              1                31,600            556,164              53.8%

Milton Property                       2018              1                36,735            639,192             100.0%

                                                                         Total                                Percentage of
                                                                        Square                                 Gross Base
                                                       Number of        Feet of         Annual Base Rent        Rents on
                                                       Expiring        Expiring          of Expiring            Expiring
           Property                     Year            Leases          Leases            Leases (1)             Leases
-------------------------------    ---------------    -----------    ------------    -------------------    ---------------

Nassau Bay Property                   2014              5                33,411          $ 632,112             100.0%

Orlando I Property                    2004              2                 2,620             51,084              19.9%
                                      2005              2                 2,405             46,452              18.1%
                                      2006              2                 3,810             65,052              25.3%
                                  2007 - 2011           –                     –                  –                  –
                                      2012              3                 7,667             94,152              36.7%

Orlando II Property                   2005              2                 1,087             16,704               3.9%
                                      2006              8                 5,211            101,424              23.7%
                                      2007              2                 4,050             78,240              18.3%
                                      2008              2                 4,050             80,004              18.7%
                                  2009 - 2011           –                     –                  –                  –
                                      2012              4                11,918            151,968              35.4%

Orlando MedPlex Property              2004              1                 1,886             34,236               9.5%
                                      2005              2                 4,193             98,676              27.3%
                                      2006              1                 5,682             68,244              18.9%
                                  2007 - 2011           –                     –                  –                  –
                                      2012              3                 8,303            160,344              44.3%

Orlando Sand Lake Property            2005              1                 2,398             45,564              17.3%
                                  2006 - 2011           –                     –                  –                  –
                                      2012              5                11,601            217,548              82.7%

Oviedo Property                       2004              5                11,598            232,776              25.4%
                                      2005              2                 5,348            109,548              11.9%
                                      2006              4                14,226            276,528              30.1%
                                      2007              7                16,070            217,104              23.7%
                                      2008              1                 4,962             81,780               8.9%

Parker Property                       2009              3                 8,839            165,288              14.9%
                                  2010 - 2013           –                     –                  –                  –
                                      2014              14               36,519            586,188              52.7%
                                  2015 - 2018           –                     –                  –                  –
                                      2019              2                19,274            360,420              32.4%

San Antonio Property                  2015              2                34,080          1,147,248             100.0%

Tucson I Property                     2006              4                18,999            373,944              28.5%
                                  2007 - 2008           –                     –                  –                  –
                                      2009              3                 7,961            170,628              13.0%
                                      2010              1                 6,098            128,052               9.7%
                                      2011              –                     –                  –                  –
                                      2012              6                53,642            585,012              44.5%
                                      2013              1                 4,719             56,628               4.3%

                                                                         Total                                Percentage of
                                                                        Square                                 Gross Base
                                                       Number of        Feet of         Annual Base Rent        Rents on
                                                       Expiring        Expiring          of Expiring            Expiring
           Property                     Year            Leases          Leases            Leases (1)             Leases
-------------------------------    ---------------    -----------    ------------    -------------------    ---------------

Tucson II Property                    2004              1                 3,109           $ 67,092               4.8%
                                      2005              2                 9,287            199,752              14.2%
                                      2006              2                 4,256             92,064               6.6%
                                      2007              2                13,105            284,808              20.3%
                                      2008              5                23,295            521,988              37.2%
                                      2009              1                 9,199            177,264              12.7%
                                      2010              –                     –                  –                  –
                                      2011              1                 2,359             54,132               3.9%
                                  2012 - 2032           –                     –                  –                  –
                                      2033              1                 1,596              4,788                .3%

Walnut Creek Property (2)             2010              2                18,614            396,300              18.6%
                                  2011 - 2014           –                     –                  –                  –
                                      2015              2                15,058            352,356              16.5%
                                  2016 - 2019           –                     –                  –                  –
                                      2020              3                54,553          1,386,444              64.9%

(1)   Represents annualized June 2004 base rent.

(2)   Lease terms do not commence for the Jackson Center II and Walnut Creek Properties until construction is completed on the properties.  The estimated completion dates are April 2005 and December 2004, respectively.

OCCUPANCY RATE

         The following table presents the average occupancy rates for the medical office buildings, excluding properties under construction:

                                                                                      Average
            Property                      Location                Year            Occupancy Rate
---------------------------------    --------------------    ----------------     ----------------

Aurora Mercy Property                Aurora, IL                         2004            95%

Baytown Property                     Baytown, TX                        2002            64%
                                                                        2003            74%
                                                                        2004            89%

Blue Ridge Property                  Blue Ridge, GA                     2002           100%
                                                                        2003           100%
                                                                        2004           100%

Durant Property                      Durant, OK                         2002           100%
                                                                        2003           100%
                                                                        2004           100%

Elgin I Property                     Elgin, IL                          2004            92%

                                                                                      Average
            Property                      Location                Year            Occupancy Rate
---------------------------------    --------------------    ----------------     ----------------

Elgin II Property                    Elgin, IL                          2004            94%

Granbury Property                    Granbury, TX                       2002            84%
                                                                        2003            93%
                                                                        2004            93%

Jackson Center I Property            Jackson, MS                        2002           100%
                                                                        2003           100%
                                                                        2004           100%

Jackson Property                     Jackson, MS                        2003  (2)      100%
                                                                        2004           100%

Lancaster Property                   Lancaster, TX                      2001            85%
                                                                        2002            92%
                                                                        2003            93%
                                                                        2004            95%

Lexington I Property                 Lexington, KY                      2004            62%

Lexington II Property                Lexington, KY                      2003  (1)       96%
                                                                        2004            96%

Longwood I Property                  Longwood, FL                       2002  (3)       84%
                                                                        2003            86%
                                                                        2004            92%

Longwood II Property                 Longwood, FL                       2002  (3)      100%
                                                                        2003           100%
                                                                        2004           100%

Marion Property                      Marion, IL                         2003            81%
                                                                        2004            95%

Milton Property                      Milton, FL                         2003  (1)      100%
                                                                        2004           100%

Nassau Bay Property                  Nassau Bay, TX                     2003  (1)       69%
                                                                        2004            69%

Orlando I Property                   Orlando, FL                        2002  (3)      100%
                                                                        2003            98%
                                                                        2004           100%

Orlando II Property                  Orlando, FL                        2002  (3)       83%
                                                                        2003            80%
                                                                        2004            94%

                                                                                      Average
            Property                      Location                Year            Occupancy Rate
---------------------------------    --------------------    ----------------     ----------------

Orlando MedPlex Property             Orlando, FL                        2002  (3)      100%
                                                                        2003           100%
                                                                        2004            95%

Orlando Sand Lake Property           Orlando, FL                        2002  (3)      100%
                                                                        2003           100%
                                                                        2004           100%

Oviedo Property                      Oviedo, FL                         2002  (3)       93%
                                                                        2003            94%
                                                                        2004            92%

Parker Property                      Parker, CO                         2004            40%

San Antonio Property                 San Antonio, TX                    2002           100%
                                                                        2003           100%
                                                                        2004           100%

Tucson I Property                    Tucson, AZ                         2002            79%
                                                                        2003            81%
                                                                        2004            76%

Tucson II Property                   Tucson, AZ                         2002  (3)       80%
                                                                        2003            75%
                                                                        2004            73%

         (1)      Data for 2003 represents the period October 1, 2003 through December, 2003.
         (2)      Data for 2003 represents the period July 1, 2003 through December, 2003.
         (3)      Data for 2002 represents the period October 1, 2002 through December, 2002.

RETIREMENT COMMUNITY BRANDS

         Bickford Brand.  Eby Realty Group, LLC currently operates over 25 retirement communities in Illinois, Iowa, Kansas, Missouri and Nebraska.  Eby Realty Group, LLC offers several types of communities, including independent living, assisted living and dementia care.  Their focus is on providing care in what would be considered secondary markets throughout the Midwest.

PENDING INVESTMENTS

         As of August 30, 2004, the Company had initial commitments to acquire ownership interests in entities which own four medical office buildings (one in each of Scottsdale, Arizona; Carpentersville, Illinois; Omaha, Nebraska and Texarkana, Texas) for an
aggregate purchase price of $43,659,000.

         The ownership interests are expected to be acquired from affiliates of Lehman Brothers, Capital Partners, Inc. and the
management team of The DASCO Companies, L.L.C.

         The acquisition of each of the investments is subject to the fulfillment of certain conditions.  There can be no assurance that any or all of the conditions will be satisfied or, if satisfied, that one or more of these investments will be acquired by the
Company.  One medical office building is expected to be leased on a gross basis for ten years.  The other three medical office buildings are expected to be leased on a triple-net basis.  The lease terms are expected to range from five to fifteen years.  The four medical office buildings will have approximately 38 tenants and will be managed by The DASCO Companies, L.L.C., in which the
Company owns a 55% interest.

         Leases.  Set forth are summarized terms expected to apply to the leases for each of the medical office buildings.  More detailed information relating to a property and its related lease(s) will be provided at such time, if any, as the property is acquired.

                                                         PENDING INVESTMENT PROPERTIES
                                                            Medical Office Buildings
                                                             As of August 30, 2004

                                                                                                                                                    Annualized
                                                                                                     Expected to                                    Base Rent
                                                    Rentable        Estimated        Estimated       be Subject                                        Per
                                                    Square          Purchase        % Owned by        to Ground                    Annualized        Occupied         Principal
                   Property                          Footage          Price         the Company         Lease        Occupancy     Base Rent       Square Foot       Tenants (1)
------------------------------------------------    ----------    --------------    ------------    ------------    ----------    -------------    ------------    -----------------

Lakeside Health Park (2) (3)                         97,083        $15,975,000        100.0%             Y             (3)            (3)              (3)         Alegent Health
Omaha, Nebraska                                                                                                                                                    Hospital (4)
(the "Omaha Property")
Multi-tenant medical office building currently
under construction

McDowell Mountain Medical (2) (5)                    85,946        $16,684,000        100.0%              N            87.7%       $2,154,816        $28.60        HealthSouth
Scottsdale, Arizona                                                                                                                                                Surgery Center
(the "Scottsdale Property")                                                                                                                                        of Scottsdale
Existing multi-tenant medical office building                                                                                                                      (6)

Randall Road Clinic (2) (7)                            9,665        $2,500,000         100.0%            N            100.0%        $193,300          $20.00        Provena
Carpentersville, Illinois                                                                                                                                           Health System
(the "Carpentersville Property")                                                                                                                                    (4)
Existing multi-tenant medical office building

Texarkana Professional Building (2) (8)               77,732        $8,500,000         47.0%             N            100.0%        $935,904          $12.04        CHRISTUS St.
Texarkana, Texas                                                                                                                                                    Michael
(the "Texarkana Property")                                                                                                                                          Health
Existing multi-tenant medical office building                                                                                                                       System;
                                                                                                                                                                    Collom &
                                                                                                                                                                    Carney Clinic
                                                                                                                                                                    Association
                                                                                                                                                                    (4)
                                                    ----------    --------------                                                  -------------

Total                                                270,426       $43,659,000                                                     $3,284,020
                                                    ==========    ==============                                    ----------    =============    ------------

Weighted Average                                                                                                      93.9%                          $20.18
                                                                                                                    ==========                     ============

____________________

FOOTNOTES:

(1)      Represents tenants leasing 10% or more of the building’s rentable square footage.

(2)      Information is provided as of June 1, 2004.

(3)      The Omaha Property began construction in June 2004 and is expected to open in April 2005.  As of June 1, 2004, 67.6% of the building’s rentable square footage had been pre-leased with annualized base rent aggregating $1.1 million, or $17.27 per occupied square foot.

(4)      The lease is expected to be on a triple-net basis.

(5)      In connection with the acquisition of the Scottsdale Property, the Company expects to assume $10.6 million in existing debt.  It is expected that the loan will bear interest at 7.54% and will require principal and interest payments until maturity in July 2007.

(6)      The lease is expected to be on a gross basis.

(7)      In connection with the Carpentersville Property, the Company expects to own all of the land and 67.7% of the medical office building.  Quality Renal Care, LLC currently owns the remaining 32.3% of the medical office building located on this property.  In addition, the Company expects to assume a ground lease with Quality Renal Care, LLC in connection with the land underlying the portion of the medical office building owned by Quality Renal Care, LLC.  The ground lease is expected to expire in May 2009 and is expected to contain two ten-year renewal options.  The annual base rent under the ground lease is expected to be $40,000.  It is expected that upon the expiration of the ground lease, the Company will own the remaining
         32.3% of the medical office building.

(8)      In connection with the acquisition of the Texarkana Property, the Company expects to assume $7.2 million in existing debt.
         It is expected that the loan will bear interest at 8.41% and will require principal and interest payments until maturity in
         June 2010.

         The following table contains information regarding the expiration schedule of lease agreements pertaining to space in the medical office buildings that the Company has entered into an initial commitment to acquire based on leases in place as of June 1,
2004:

                                                                         Total                                Percentage of
                                                                        Square                                 Gross Base
                                                       Number of        Feet of         Annual Base Rent        Rents on
                                                       Expiring        Expiring          of Expiring            Expiring
           Property                     Year            Leases          Leases            Leases (1)             Leases
-------------------------------    ---------------    -----------    ------------    -------------------    ---------------

Carpentersville Property                2019               1               9,665            $ 193,300             100.0%

Omaha Property (2)                      2010               3               9,109              166,620              14.7%
                                    2011 – 2014            –                   –                    –                  –
                                        2015               8              56,501              966,192              85.3%

Scottsdale Property                     2004               1               4,084              116,388               5.4%
                                        2005               1               1,086               33,576               1.6%
                                        2006               2               2,212               62,016               2.9%
                                        2007               2               3,806              107,472               5.0%
                                        2008               1               3,305               89,232               4.1%
                                        2009               8              25,877              746,232              34.6%
                                        2010               5              22,804              652,632              30.3%
                                        2011               2               5,375              147,324               6.8%
                                        2012               2               6,790              199,944               9.3%

Texarkana Property                      2014               2              77,732              935,904             100.0%

(1)  Represents annualized June 2004 base rent.

(2)  Lease terms do not commence for the Omaha Property until construction is completed.  The estimated completion date is April 2005.

         Carpentersville Property.  The Carpentersville Property, which was built in 2000, is the Randall Road Clinic, a multi-tenant medical office building, located in Carpentersville, Illinois.  The Carpentersville Property is expected to be master-leased to
Provena Health System and is used for physical therapy and as a clinic.

         Omaha Property.  The Omaha Property, which is currently being constructed and is expected to be completed in April 2005, is the Lakeside Health Park building, a multi-tenant medical office building located in Omaha, Nebraska.  The Omaha Property is located on the campus of Alegent Health Hospital.  Tenancy in the building is expected to be a mix of physician practices that desire proximity to the hospital.

         Scottsdale Property.  The Scottsdale Property, which was built in 1999, is the McDowell Mountain Medical Plaza, a multi-tenant medical office building located in Scottsdale, Arizona.  The Scottsdale Property is located among three hospitals:  Mayo
Clinic, Scottsdale Medical Center-Shea and Paradise Valley Hospital.  Tenancy in the building is a mix of physician practices that desire proximity to the hospitals.

         Texarkana Property.  The Texarkana Property, which was built in three phases with the initial phase beginning in 1966 and the third phase completed in 1978, is the Collom & Carney Clinic, a multi-tenant medical office building located in Texarkana,
Texas.  The Texarkana Property is located four miles from the campus of CHRISTUS St. Michael Health Care Center, serving the residents of Arkansas, Texas, Louisiana and Oklahoma.  Tenancy in the building consists of CHRISTUS St. Michael Health System and
Collom & Carney Clinic.  The tenants desire proximity to the hospital.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNL Retirement Properties, Inc.

Dated: August 30, 2004	By: /s/ Stuart J. Beebe STUART J. BEEBE Chief Financial Officer